UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2023

PacWest Bancorp

(Exact name of registrant as specified in its charter)

Delaware	001-36408	33-0885320
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

9701 Wilshire Blvd., Suite 700, Beverly Hills, California 90212

(Address of principal executive offices and zip code)

(310) 887-8500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.01 per share	PACW	The Nasdaq Stock Market LLC

Depositary Shares, each representing a 1/40th interest in a share of 7.75% fixed rate reset non-cumulative perpetual preferred stock, Series A	PACWP	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Exchange on Which Registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of July 25, 2023 (the “Merger Agreement”), by and among PacWest Bancorp, a Delaware corporation (“PacWest”), Banc of California, Inc., a Maryland corporation (“Banc of California”) and Cal Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Banc of California (“Merger Sub”).

Effective as of November 30, 2023 (the “Closing Date”), PacWest completed its previously announced transaction with Banc of California (the “Closing”). Pursuant to the Merger Agreement, on the Closing Date, (a) Merger Sub merged with and into PacWest (the “First-Step Merger”) at the effective time of the First-Step Merger (the “Effective Time”), with PacWest continuing as the surviving entity, (b) immediately following the First-Step Merger, Banc of California caused PacWest to merge with and into Banc of California, with Banc of California continuing as the surviving corporation (the “Second-Step Merger” and together, the “Mergers”), and (c) promptly following the Second-Step Merger, Pacific Western Bank, a California-chartered non-member bank and a wholly-owned subsidiary of PacWest ( “Pacific Western Bank”) became a member of the Federal Reserve System. Effective as of December 1, 2023, Banc of California, National Association, a national banking association and a wholly-owned subsidiary of Banc of California (“BOC NA”), merged with and into Pacific Western Bank (the “Bank Merger”), with Pacific Western Bank continuing as the surviving bank (the “Surviving Bank”). Following the Bank Merger, the name and brand of the Surviving Bank was changed to “Banc of California”.

Merger Consideration

Pursuant to the Merger Agreement, at the Effective Time, each share of common stock, par value $0.01 per share, of PacWest (“PacWest Common Stock”) issued and outstanding immediately prior to the Effective Time, subject to certain exceptions, was converted into the right to receive 0.6569 of a share (the “Exchange Ratio”) of common stock, par value $0.01 per share, of Banc of California (“Banc of California Common Stock” and such consideration, the “Merger Consideration”). At the Effective Time, holders of PacWest Common Stock also became entitled to receive cash in lieu of fractional shares of Banc of California Common Stock. In addition, at the effective time of the Second-Step Merger (the “Second Effective Time”), each share of 7.75% Fixed Rate Reset Non-Cumulative Perpetual Preferred Stock, Series A, par value $0.01 per share, of PacWest (the “PacWest Preferred Stock”) was converted into the right to receive one share of a newly created series of preferred stock of Banc of California having such powers, preferences and rights, and such qualifications, limitations and restrictions, taken as a whole, that are not materially less favorable to the holders of PacWest Preferred Stock (the “New BANC Preferred Stock”). In addition, at the Second Effective Time, each outstanding PacWest depositary share representing a 1/40th interest in a share of PacWest Preferred Stock (the “PacWest Depositary Shares”) was converted into a depositary share of Banc of California representing a 1/40th interest in a share of New BANC Preferred Stock (the “New BANC Depositary Shares”).

Treatment of PacWest Equity Awards

Pursuant to the Merger Agreement, at the Effective Time, each restricted stock award granted under the Amended and Restated PacWest Bancorp 2017 Stock Incentive Plan (the “PacWest Stock Plan”) was converted into a restricted stock award of Banc of California based on the right to receive the Merger Consideration with respect to each share of PacWest Common Stock underlying such awards, subject to the same terms and conditions applicable to such awards immediately prior to the Effective Time, including with respect to vesting conditions; provided, that such awards granted to non-employee members of the board of directors of PacWest who are continuing as directors on the board of directors of Banc of California (the “Banc of California Board”) vested at the Effective Time.

Pursuant to the Merger Agreement, the actual performance level of each outstanding performance-based restricted stock unit award granted under the PacWest Stock Plan (a “PacWest PRSU Award”) was to be measured at the latest practicable date prior to the Effective Time, and based on such performance determination, at the Effective Time, each PacWest PRSU Award would be converted into a time-based restricted stock unit award of Banc of California (a “BANC RSU Award”). Actual performance for such PacWest PRSU Awards was determined to be below threshold levels at the latest practicable date prior to the Effective Time. Therefore, at the Effective Time, the PacWest PRSU Awards were automatically cancelled without consideration and were not converted into BANC RSU Awards.

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The issuances of shares of Banc of California Common Stock, New BANC Preferred Stock and New BANC Depositary Shares in connection with the Mergers were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (File No. 333-274245) filed by Banc of California with the Securities and Exchange Commission (the “SEC”) on August 28, 2023, as amended on September 29, 2023, October 16, 2023 and October 19, 2023 and as declared effective on October 20, 2023 (the “S-4 Registration Statement”).

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Closing Date, PacWest notified The Nasdaq Stock Market LLC (“Nasdaq”) of the closing of the Mergers and requested that Nasdaq (i) suspend trading of PacWest Common Stock and the PacWest Depositary Shares after the close of trading on November 30, 2023, (ii) withdraw PacWest Common Stock and the PacWest Depositary Shares from listing on Nasdaq and (iii) file with the SEC a notification on Form 25 of delisting of PacWest Common Stock and the PacWest Depositary Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, PacWest Common Stock and the PacWest Depositary Shares are no longer listed on Nasdaq.

Additionally, Banc of California, as successor to PacWest, intends to file with the SEC as promptly as possible a certification on Form 15 requesting the termination of registration of PacWest Common Stock and the PacWest Depositary Shares under Section 12(g) of the Exchange Act and the suspension of PacWest’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03. Material Modifications to Rights of Security Holders.

At the Effective Time in the case of PacWest Common Stock and the Second Effective Time in the case of PacWest Preferred Stock, each holder of a certificate or book-entry share representing any shares of PacWest Common Stock and PacWest Preferred Stock ceased to have any rights with respect thereto, except the right to receive the consideration described above and subject to the terms and conditions set forth in the Merger Agreement.

The information set forth in the Introductory Note, Item 3.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

The information set forth in the Introductory Note, Item 3.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time and in accordance with the terms of the Merger Agreement, except for John M. Eggemeyer, III, Paul R. Burke and Susan E. Lester, each of PacWest’s directors and executive officers (and not because of any disagreement with PacWest) resigned and ceased serving in such capacities. As previously disclosed, the following three (3) former directors of PacWest were appointed to serve as directors on the Banc of California Board, effective as of the Effective Time: John M. Eggemeyer, III, Paul R. Burke and Susan E. Lester. John M. Eggemeyer, III was appointed as the Chairman of the Banc of California Board.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, the certificate of incorporation of PacWest and the bylaws of PacWest were amended and restated in their entirety as set forth in Exhibits 3.1 and 3.2, respectively, to this Current Report and are incorporated herein by reference.

The Second Restated Articles of Restatement of Banc of California (as amended, the “Banc of California Articles”) and the Sixth Amended and Restated Bylaws of Banc of California (the “Banc of California Bylaws”), as in effect immediately prior to the Second Effective Time, remained the articles of incorporation and bylaws of Banc of California, in each case consistent with the terms of the Merger Agreement, except as set forth below and described in Items 3.03 and 5.03 of Banc of California’s Current Report on Form 8-K filed with the SEC on the date hereof.

In connection with the consummation of the Mergers, Banc of California filed an articles supplementary with the Maryland Department of Assessments and Taxation, Business Services Division for the purpose of amending the Banc of California Articles, to fix the designations, preferences, limitations and relative rights of the New BANC Preferred Stock (the “Preferred Stock Articles Supplementary”). The Preferred Stock Articles Supplementary were filed on November 28, 2023.

The description of the New BANC Preferred Stock and the New Banc Depositary Shares under the sections of the joint proxy statement/prospectus included in the S-4 Registration Statement entitled “Description of New BANC Preferred Stock” and “Description of the BANC Depositary Shares” are each incorporated herein by reference.

The foregoing summaries and referenced descriptions of the Banc of California Articles, the Banc of California Bylaws and the Preferred Stock Articles Supplementary do not purport to be complete and are qualified in their entirety by reference to the full text of the Banc of California Articles, the Banc of California Bylaws and the Preferred Stock Articles Supplementary, copies of which are attached hereto as Exhibits 3.3, 3.4 and 3.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01. Other Events.

Balance Sheet Repositioning

In connection with the Mergers and as of the Closing Date, Pacific Western Bank and BOC NA have sold approximately $1.9 billion in assets as part of the previously-disclosed balance sheet repositioning strategy, comprised of the following assets:

•	$1.5 billion of Pacific Western Bank’s securities portfolio, which included agency commercial mortgage-backed securities, agency collateralized mortgage obligations (“CMO”), treasury bonds, municipal bonds and corporate bonds; and
•	$447.4 million of BOC NA’s securities portfolio which included agency mortgage-backed securities, CMOs, and bonds.

In addition, the previously-announced forward sale of $1.8 billion book value of BOC NA’s single-family residential mortgage portfolio (“SFR Portfolio”) is expected to close on or around December 1, 2023. Proceeds of the securities sales and SFR Portfolio sale described above, as well as proceeds from additional balance sheet repositioning sales expected to be completed through the end of the first quarter of 2024, are expected to be utilized primarily for the repayment of the Surviving Bank’s wholesale borrowings and higher cost funding.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of July 25, 2023, by and among PacWest Bancorp, Banc of California, Inc. and Cal Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 of PacWest Bancorp’s Form 8-K filed with the SEC on July 31, 2023 (File No. 001-36408)).*
3.1	Amended and Restated Certificate of Incorporation of PacWest Bancorp.
3.2	Third Amended and Restated Bylaws of PacWest Bancorp.

3.3	Second Articles of Restatement of Banc of California, Inc., restated as of June 4, 2018 (incorporated by reference to Exhibit 3.2 of Banc of California, Inc.’s Current Report on Form 8-K filed on June 5, 2018).
3.4	Sixth Amended and Restated Bylaws of Banc of California, Inc. (incorporated by reference to Exhibit 3.1 of Banc of California’s Current Report on Form 8-K filed on May 15, 2023).
3.5	Banc of California, Inc. Articles Supplementary designating a new class of preferred stock, effective as of November 28, 2023 (incorporated by reference to Exhibit 3.4 of Banc of California's Current Report on Form 8-K filed on December 1, 2023).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF CALIFORNIA, INC.

(as successor by merger to PacWest Bancorp)

Date: December 1, 2023
/s/ Ido Dotan
Ido Dotan
Executive Vice President, General Counsel and Corporate Secretary